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                            INVESTMENT ADVISORS FUNDS
--------------------------------------------------------------------------------


                            INTERNATIONAL EQUITY FUND
                                FIXED INCOME FUND
                              LARGE CAP EQUITY FUND


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2001

--------------------------------------------------------------------------------
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FELLOW SHAREHOLDER:

The Fund's total return for the six-month period ended April 30, 2001 was -7.63%, slightly ahead of the -8.10% net total return for the Morgan Stanley
Capital International Europe, Australia and Far East ("EAFE") Index1.

MARKET DEVELOPMENTS:
The  six-month  period  ended April 30, 2001 was almost the mirror  image of the period one year ago:  Back then,  the EAFE Growth Index  outperformed  the Value
Index by 12.5% points;  this time around the EAFE Value Index  outperformed  the
EAFE Growth Index by 12.9%  points2.  The Euro recovered 4.6% against the dollar versus losses last year.  The most  important  development  during the past half year was the big correction in technology, telecom and media stocks in line with the correction in the NASDAQ.  The Fund's investment policy allowed us to select
stocks  from   diverse   sectors  and   regions,   and  the  result  was  modest
outperformance of a weak benchmark.

SECTORS:
Only the Energy sector of the EAFE showed a positive performance during this six-month period at 7.3%. The Utility and Consumer Staples sectors were flat, while the other sectors declined, with the biggest index falls in Information
Technology (down 26.4%) and Telecommunication Services (down 23.2%). On a relative basis, the Fund added the most value in these last two sectors, with well above market stock selection results. The Fund's exposure to stocks like
Samsung Electronics,  Taiwan Semiconductor and NEC in Technology, and TelMex and
Telefonica in Telecommunications instead of those of poor performing market capitalization leaders such as Nokia, Ericsson, Deutsche-, France- and British
Telecom, and NTT helped us to offset widely the small relative losses in Industrials, Health Care and Energy.

REGIONS:
The best performing region was Asia-ex-Japan , which was down 2.1%. However, the Fund's relatively high exposure to Singapore (through Singapore International
Airlines and its leading bank, DBS Group Holdings) hurt relative performance during this period. The Japanese equity index performed poorly at -12%, as did our Japanese holdings at -13.9%, with substantial losses in the pharmaceutical leader Takeda Chemical and consumer finance group Takefuji. The Fund performed relatively well in Europe, mostly through stock selection in telecom and technology stocks as described above. While emerging markets performed in line with the EAFE index, the Fund's exposure to TelMex, Samsung and TSM offset losses in China Mobile and Teva Pharmaceuticals to make a positive contribution to relative performance.

1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please bear in mind that investing in foreign securities can involve special risks such as currency fluctuation, less extensive regulation of foreign brokers and possible political instability. The Fund's returns assume the reinvestment of all distributions. The EAFE Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all net dividends. You cannot invest directly in an index.

2 The EAFE Growth  Index and the EAFE Value Index are subsets of the EAFE Index.
  All securities in the EAFE Index are classified as either growth or value securities by using price/book value (P/BV) ratios. Securities with low P/BV ratios are assigned to the EAFE Value Index and securities with high P/BV ratios are assigned to the EAFE Growth Index.


                                        1

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OUTLOOK:
Downward   revisions  in  consensus  earnings  per  share  estimates  have  been widespread  accompanying  the slowdown in economic  growth in most of the world.
Central Banks, led by the Federal Reserve Bank, have been cutting interest rates in an effort to avoid a recession. We are optimistic that a full blown recession will be avoided  and that the stock  markets  will start  anticipating  a better trend in company  earnings by the second half of the year.  Still, the near term outlook is most uncertain and we continue to emphasize companies with relatively strong earnings records and balance sheets.

                              Sincerely,

                              /S/HANS VAN DEN BERG

                              Hans van den Berg
                              Vice President & Portfolio Manager
May 15, 2001

                                        2

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SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       -----------
COMMON STOCK -- 97.68%
AUSTRALIA -- 3.84%
   Broken Hill Proprietary Co.                Metals & Mining.....................       108,000      $ 1,187,181
   National Australia Bank                    Banks...............................        77,000        1,183,881
   News Corp. Ltd.                            Media...............................        32,600        1,251,840
                                                                                                      -----------
                                                                                                        3,622,902
                                                                                                      -----------
CANADA-- 0.42%
   Nortel Networks Corp.                      Communications Equipment............        26,000          397,800
                                                                                                      -----------

FRANCE-- 14.75%
   Accor SA                                   Hotels Restaurants & Leisure........        33,900        1,439,548
   Aventis SA                                 Pharmaceuticals.....................        16,900        1,307,952
   AXA, Inc.                                  Insurance...........................        12,200        1,438,475
   Christian Dior                             Textiles & Apparel..................        25,600        1,095,943
   Lafarge                                    Construction Materials..............        13,178        1,265,228
   Orange SA*                                 Wireless Telecommunication Services.       102,000        1,074,255
   Schlumberger Ltd.                          Energy Equipment & Services.........        25,400        1,684,020
   Societe Generale (A Shares)*               Banks...............................        33,736        2,174,297
   STMicroelectronics NV                      Semiconductor Equipment & Products..        30,000        1,213,500
   Total SA (B Shares)                        Oil & Gas...........................         8,200        1,221,277
                                                                                                      -----------
                                                                                                       13,914,495
                                                                                                      -----------

GERMANY-- 11.64%
   BMW AG                                     Automobiles & Components............        46,400        1,546,667
   Deutsche Post AG*                          Transportation......................        65,000        1,101,197
   Ergo Versicherungs Gruppe AG               Insurance...........................        11,900        1,761,791
   Fresenius Medical Care                     Health Care Equipment & Supplies....        21,600        1,608,511
   Henkel KGAA                                Chemicals...........................        24,600        1,428,457
   Lufthansa                                  Airlines............................        56,000        1,072,340
   SAP AG*                                    Software............................         6,500        1,025,709
   Schering AG                                Pharmaceuticals.....................        29,100        1,436,941
                                                                                                      -----------
                                                                                                       10,981,613
                                                                                                      -----------

HONG KONG-- 2.29%
   China Telecom HK Ltd. - Sponsored ADR*     Wireless Telecommunication Services.        38,400          972,288
   Hutchison Whampoa Ltd.                     Diversified Financials..............       110,000        1,188,293
                                                                                                      -----------
                                                                                                        2,160,581
                                                                                                      -----------


                       See notes to financial statements.

                                        3

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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       -----------
IRELAND-- 2.33%
   Allied Irish Banks - Sponsored ADR         Banks...............................        44,300      $   970,170
   Elan Corp. PLC - Sponsored ADR*            Pharmaceuticals....................         24,500        1,228,675
                                                                                                      -----------
                                                                                                        2,198,845
                                                                                                      -----------

ISRAEL-- 1.45%
   TEVA Pharmaceutical Ind.                   Pharmaceuticals.....................        25,200        1,372,140
                                                                                                      -----------

ITALY-- 3.19%
   Pirelli SPA                                Auto Components.....................       486,000        1,585,532
   Unicredito Italiano SPA                    Banks...............................       303,000        1,429,043
                                                                                                      -----------
                                                                                                        3,014,575
                                                                                                      -----------

JAPAN-- 21.80%
   Canon Inc.                                 Office Electronics.................         34,000        1,334,844
   Dainippon Pharmaceutical Co.               Pharmaceuticals.....................        80,000        1,078,237
   Fast Retailing Co. Ltd.                    Retailing...........................         4,700        1,014,684
   Honda Motor Co. Ltd.                       Automobiles & Components............        30,000        1,206,945
   Hoya Corp.                                 Health Care Equipment & Supplies....        17,000        1,114,664
   Japan Telecom Co. Ltd.*                    Diversified Telecommunication
                                                Services .........................            60        1,000,526
   KAO Corp.                                  Household Products..................        50,000        1,270,895
   Kubota Corp.                               Machinery...........................       327,000        1,191,160
   Kyushu Electric Power                      Electric Utilities..................        84,000        1,237,544
   Mitsubishi Tokyo Financial*                Banks...............................            55          560,975
   Murata Manufacturing Co. Ltd.              Semiconductor Equipment & Products..         8,000          672,846
   NEC Corp.                                  Computers & Peripherals.............        70,000        1,277,775
   Nomura Securities Co. Ltd.                 Diversified Financials..............        70,000        1,478,933
   Promise Co. Ltd.                           Diversified Financials..............        20,000        1,635,164
   SMC Corp.                                  Machinery...........................         8,500        1,008,014
   Sony Corp.                                 Household Durables..................        13,500        1,034,775
   Takeda Chemical Inds.                      Pharmaceuticals.....................        32,000        1,543,854
   Tokio Marine & Fire Insurance              Insurance...........................        86,000          905,007
                                                                                                      -----------
                                                                                                       20,566,842
                                                                                                      -----------

MEXICO-- 1.66%
   Wal-Mart De Mexico                         Retailing...........................        64,800        1,562,373
                                                                                                      -----------


                       See notes to financial statements.

                                        4

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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                          INDUSTRY                        SHARES        (NOTE 2)
                                                          --------                        ------       -----------
NETHERLANDS-- 9.60%
   Akzo Nobel                                 Chemicals...........................        27,900      $ 1,161,263
   ASM Lithography Holding NV*                Semiconductor Equipment & Products..        46,000        1,215,248
   Elsevier NV                                Media...............................       100,000        1,367,908
   ING Groep NV                               Diversified Financials..............        30,546        2,084,331
   Koninlijke Ahold NV                        Food & Drug Retailing ..............        68,930        2,138,785
   Philips Electronics - NY Shares            Household Durables..................        35,598        1,096,419
                                                                                                      -----------
                                                                                                        9,063,954
                                                                                                      -----------

SINGAPORE-- 2.11%
   DBS Group Holdings                         Banks...............................       102,855          897,829
   Singapore Airlines, Ltd.                   Airlines............................       137,600        1,095,361
                                                                                                      -----------
                                                                                                        1,993,190
                                                                                                      -----------

SOUTH KOREA-- 1.03%
   Samsung Electronics Co.                    Semiconductor Equipment & Products..         5,600          973,728
                                                                                                      -----------

SPAIN-- 5.24%
   Banco Bilbao Vizcaya Argentaria            Banks...............................       109,000        1,548,033
   Endesa SA                                  Electric Utilities..................        60,000        1,010,106
   Telefonica SA - Sponsored ADR*             Diversified Telecommunication
                                                Services .........................        47,442        2,384,435
                                                                                                      -----------
                                                                                                        4,942,574
                                                                                                      -----------

SWITZERLAND-- 3.65%
   Adecco SA - Registered Shares              Commercial Services & Supplies.....          2,200        1,331,489
   Nestle SA - Sponsored ADR                  Food Products.......................        20,400        2,111,931
                                                                                                      -----------
                                                                                                        3,443,420
                                                                                                      -----------
TAIWAN-- 1.35%
   Taiwan Semiconductor - Sponsored ADR*      Semiconductor Equipment & Products..        52,472        1,271,921
                                                                                                      -----------

UNITED KINGDOM-- 11.33%
   BP Amoco PLC                               Oil & Gas...........................       280,958        2,522,517
   HSBC Holdings PLC                          Banks...............................        88,354        1,121,560
   Misys PLC                                  Software............................        92,606          842,042
   Reuters Group PLC*                         Media...............................        12,000        1,081,080
   Royal Bank of Scotland Group PLC           Banks...............................        55,612        1,285,847


                       See notes to financial statements.

                                        5

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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM-- (CONTINUED)
   Shell Transport & Trading                  Oil & Gas...........................        35,100     $  1,758,159
   Vodafone Airtouch PLC                      Wireless Telecommunication Services.       683,989        2,079,634
                                                                                                     ------------
                                                                                                       10,690,839
                                                                                                     ------------

TOTAL COMMON STOCK (Cost $89,449,580)         ....................................                     92,171,792
                                                                                                     ------------

SHORT-TERM INVESTMENT -- 0.35%
   Evergreen Select Money Market - I (Cost $333,128)..............................       333,128          333,128
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $89,782,708)+ -- 98.03%...................................                   $ 92,504,920

OTHER ASSETS AND LIABILITIES, NET -- 1.97%     ...................................                      1,857,342
                                                                                                     ------------

NET ASSETS -- 100.00%.............................................................                   $ 94,362,262
                                                                                                     ============


MARKET SECTOR DIVERSIFICATION
As a Percentage of Total Common Stocks
   Consumer Discretionary - 14.9%             Industrials - 9.1%
   Consumer Staples - 6.0%                    Information Technology - 11.1%
   Energy - 7.8%                              Materials - 5.5%
   Financials - 23.5%                         Telecommunication Services - 8.1%
   Health Care - 11.6%                        Utilities - 2.4%


* Non-income producing securities

+ The cost for federal income tax purposes was $89,782,708. At April 30, 2001, net unrealized appreciation was $2,722,212. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $9,122,099, and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over market value of $6,399,887.

ADR -- American Depository Receipt

                       See notes to financial statements.

                                        6

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--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The fixed income markets were a main beneficiary of both the slowdown in economic growth and volatility in equity markets. A rapidly decelerating economy lessened fears of inflation (which typically erodes fixed income returns) and led the Federal Reserve to ease short-term interest rates by 2%. While short term interest rates dropped along with the Fed moves, concerns over the potential for a strong economic rebound led longer dated interest rates (10 years and longer) to increase. These moves resulted in a 2-year Treasury at 4.25% and a 30-year Treasury at 5.75%. Spread product (corporates, mortgages and asset-backed bonds) performed well in response to the Fed's actions - the expectation being that interest rate easing would lessen the risk of recession and prove positive for corporate credit. The overall impact of lower front end yields and tighter spreads was a strong positive total return for high quality fixed income assets.

The Fund performed well for the six months ended April 30, 2001, registering a total return of 6.35% compared to the Lehman Aggregate Bond Index (the "Index"), which was up 6.22%1. From inception (September 1997) to April 30, 2001, the Fund has returned 6.14% annualized vs. 7.20% for the Index. The Fund's outperfomance for the current six-month period was driven by an overweight in spread product, which did better than the market at large. The duration remained close to that of the Index and was not a major determinant of performance vs. the Index.

Going forward, we expect that the Fed rate decreases will continue to benefit the economy and credit quality in general. Consequently, we expect to hold our overweights in corporate bonds while keeping close to home on duration.

The Fund's exposure, based on long-term market value, compared to the Index at April 30, 2001 was as follows:



                                           1838 FIXED        LEHMAN AGGREGATE
                                           INCOME FUND          BOND INDEX
                                          -------------       ---------------

         Corporate Bonds.................     31.8%                 24.7%
         Mortgage-Backed.................     36.5%                 35.5%
         Asset-Backed....................     15.1%                  3.6%
         Agencies........................      6.4%                 10.4%
         Treasuries......................     10.2%                 25.8%


                                   Sincerely,

                                   /S/CLIFFORD D. CORSO

                                   Clifford D. Corso
                                   Vice President & Portfolio Manager

May 15, 2001

1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The Lehman Aggregate
  Bond Index is an unmanaged investment grade bond index without any associated expenses and the returns assume reinvestment of all interest income. You cannot invest directly in an index.

                                        7

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SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                                   APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
CORPORATE BONDS -- 31.38%
   FINANCIAL --  13.81%
     Barclays Bank PLC, 8.55%, 09/29/49, 144A........................     Aa2/A+      $2,645,000      $ 2,850,233
     Capital One Bank, 6.875%, 2/01/06...............................    Baa2/BBB-     2,950,000        2,870,173
     Heller Financial Inc., 6.40%, 01/15/03..........................      A3/A-       2,210,000        2,239,808
     Province of Quebec, 7.50%, 09/15/29.............................      A2/A+       2,260,000        2,410,900
     Salomon Smith Barney, 5.875%, 03/15/06..........................      Aa3/A       3,925,000        3,888,235
     Morgan Stanley Dean Witter, 6.10%, 04/15/06.....................     Aa3/AA-      2,075,000        2,068,001
     UBS PFD Funding Trust I, 8.622%, 10/29/49.......................     aa2/AA-      2,775,000        2,993,082
                                                                                                      -----------
                                                                                                       19,320,432
                                                                                                      -----------

   INDUSTRIAL & MISCELLANEOUS-- 17.57%
     AOL Time Warner, 7.625%, 04/15/31...............................    Baa1/BB+      2,965,000        2,972,715
     AT&T Wireless Group, 8.75%, 03/01/31............................    Baa2/BBB      1,520,000        1,560,424
     Ford Motor Co., 7.45%, 07/16/31.................................      A2/A        2,200,000        2,143,022
     General Motors, 6.75%, 01/15/06.................................      A2/A        2,640,000        2,668,182
     Kellogg Co., 6.00%, 04/01/06, 144A..............................    Baa2/BBB      2,465,000        2,443,668
     General Electric Capital Corp., 5.375%, 01/15/06................     Aaa/AAA      1,340,000        1,344,386
     Qwest Capital Funding, 7.25%, 02/15/11, 144A....................    Baa1/BBB+     2,280,000        2,302,369
     Tyco International Group, 6.25%, 06/15/03.......................     Baa1/A-      2,955,000        2,999,730
     Tyco International Group, 7.00%, 06/15/28.......................     Baa1/A-      3,200,000        3,019,130
     Viacom Inc., 7.70%, 07/30/10....................................      A3/A-       2,945,000        3,126,868
                                                                                                      -----------
                                                                                                       24,580,494
                                                                                                      -----------
        TOTAL CORPORATE BONDS (Cost $43,014,074).................................................      43,900,926
                                                                                                      -----------

ASSET BACKED SECURITIES -- 14.99%
     Bear Stearns CMS, Ser. 1999-WF2, Cl. A2, 7.08%, 06/15/09........     Aaa/AAA      2,805,000        2,919,980
     JP Morgan Chase CMS, Ser. 2001-CIBC, Cl. A1, 5.288%, 03/01/33...     Aaa/AAA      2,219,701        2,212,070
     Mortgage Lenders Network, Ser. 2000-1, Cl. A2 7.605%, 06/25/21..     Aaa/AAA      2,985,000        3,065,094
     Nissan Auto Receivables Trust, Ser. 2001-A, Cl. A3, 5.55%,
      09/15/04 ......................................................     Aaa/AAA      2,800,000        2,832,522
     Navistar Financial Corp Owner Trust, Ser. 2000-A, Cl. A3,
      7.20%, 05/17/04................................................     Aaa/AAA      2,575,000        2,644,206
     Textron Financial Corp., Ser. 2000-B, Cl. A3, 6.99%, 03/15/06...     Aaa/AAA      4,025,000        4,168,592
     Union Acceptance Corp., Ser. 1999-D, Cl. A4, 6.85%, 02/08/06....     Aaa/AAA      3,020,000        3,121,381
                                                                                                      -----------
        TOTAL ASSET BACK SECURITIES (Cost $20,411,633)...........................................      20,963,845
                                                                                                      -----------


                       See notes to financial statements.

                                        8

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SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                        MOODY'S/S&P     PRINCIPAL         VALUE
                                                                          RATING         AMOUNT         (NOTE 2)
                                                                       ------------     --------       -----------
MORTGAGE BACKED SECURITIES -- 36.26%
     FGCI, Pool # E00617, 5.50%, 01/01/14............................     Aaa/AAA     $  937,741      $   915,478
     FGCI, Pool # E00765, 6.50%, 12/01/14............................     Aaa/AAA      1,967,117        1,987,638
     FGCI, Pool # G10557, 6.50%, 07/01/11 ...........................     Aaa/AAA      1,644,654        1,670,508
     FGLMC, Pool # C80342, 6.50%, 09/01/25 ..........................     Aaa/AAA      1,403,484        1,398,426
     FGLMC, Pool # C29190, 6.50%, 07/01/29...........................     Aaa/AAA      2,237,934        2,220,427
     FGLMC, Pool # C30260, 7.50%, 08/01/29...........................     Aaa/AAA      1,134,852        1,159,851
     FGLMC, Pool # D85515, 6.50%, 01/01/28...........................     Aaa/AAA      1,942,682        1,929,402
     FHLMC, Pool # A00930, 10.00%, 05/01/20..........................     Aaa/AAA         24,052           26,228
     FHLMC, Pool # C00967, 8.50%, 02/01/30...........................     Aaa/AAA      1,605,210        1,685,199
     FHLMC, Pool # C36177, 8.00%, 02/01/30...........................     Aaa/AAA      2,121,456        2,198,825
     FNC, Pool # 250890, 7.00%, 04/01/04.............................     Aaa/AAA        965,856          985,999
     FNC, Pool # 303728, 6.00%, 01/01/11.............................     Aaa/AAA      1,504,118        1,507,267
     FNC, Pool # 190275, 8.00%, 11/01/26.............................     Aaa/AAA      1,571,996        1,636,758
     FNCL, Pool # 482515, 5.50%, 01/01/14............................     Aaa/AAA        294,289          287,106
     FNCL, Pool # 252381, 5.50%, 04/01/14............................     Aaa/AAA        128,874          125,476
     FNCL, Pool # 535003, 7.00%, 11/01/14............................     Aaa/AAA      1,806,796        1,848,605
     FNCL, Pool # 481429, 6.00%, 01/01/29............................     Aaa/AAA      1,817,314        1,759,803
     FNCL, Pool # 487830, 6.00%, 03/01/29............................     Aaa/AAA      3,486,189        3,373,627
     FNCL, Pool # 498610, 6.00%, 05/01/29............................     Aaa/AAA      1,813,817        1,755,253
     FNCL, Pool # 491805, 6.50%, 06/01/29............................     Aaa/AAA      1,840,022        1,823,677
     FNCL, Pool # 496524, 6.00%, 06/01/29............................     Aaa/AAA        358,279          346,711
     FNCL, Pool # 516898, 7.00%, 01/01/30............................     Aaa/AAA        235,632          237,865
     FNCL, Pool # 522898, 8.00%, 01/01/30............................     Aaa/AAA        809,283          838,004
     FNCL, Pool # 526025, 8.00%, 01/01/30............................     Aaa/AAA      1,780,649        1,842,532
     FNCX, Pool # 313411, 7.00%, 03/01/04............................     Aaa/AAA        128,553          131,028
     GN, Pool # 780374, 7.50%, 12/15/23 .............................     Aaa/AAA      1,166,383        1,200,768
     GN, Pool # 443623, 6.50%, 01/15/29..............................     Aaa/AAA      1,800,331        1,787,860
     GNMA I, Pool # 3545, 7.00%, 12/15/03............................     Aaa/AAA          1,575            1,591
     GNMA I, Pool # 6937, 8.50%, 12/15/05............................     Aaa/AAA          3,056            3,185
     GNMA II, Pool # 2038, 8.50%, 07/20/25...........................     Aaa/AAA        108,840          113,378
     GNSF, Pool # 417239, 7.00%, 02/15/26............................     Aaa/AAA      2,227,113        2,255,022
     GNSF, Pool # 432664, 7.50%, 05/15/26............................     Aaa/AAA      2,610,318        2,675,777
     GNSF, Pool # 377671, 6.50%, 03/15/28............................     Aaa/AAA        325,126          322,851
     GNSF, Pool # 462556, 6.50%, 02/15/28............................     Aaa/AAA      2,275,988        2,260,063
     GNSF, Pool # 528190, 7.50%, 04/15/30............................     Aaa/AAA        257,443          263,608
     GNSF, Pool # 491223, 7.00%, 03/15/29............................     Aaa/AAA      2,715,101        2,745,652
     GNSF, Pool # 509609, 7.00%, 07/15/29............................     Aaa/AAA      1,914,020        1,935,556
     GNSF, Pool # 544849, 7.00%, 11/15/30............................     Aaa/AAA      1,448,680        1,464,789
                                                                                                      -----------
        TOTAL MORTGAGE BACKED SECURITIES (Cost $48,329,844)......................................      50,721,793
                                                                                                      -----------


                       See notes to financial statements.


[LOGO OMITTED] FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        PRINCIPAL         VALUE
                                                                                         AMOUNT         (NOTE 2)
                                                                                        --------       -----------
U.S. AGENCY OBLIGATIONS**-- 6.37%
     FHLB, 5.125%, 03/06/06.....................................................      $2,025,000     $  1,998,359
     FHLMC, 6.75%, 03/15/31.....................................................       2,745,000        2,821,215
     FNMA, 7.00%, 07/15/05......................................................       2,540,000        2,695,707
     FNMA, 6.25%, 02/01/11......................................................       1,415,000        1,402,924
                                                                                                     ------------
        TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,095,503)...............................       8,918,205
                                                                                                     ------------

U.S. TREASURY OBLIGATIONS**-- 10.11%

     U.S. Treasury Notes, 4.25%, 03/31/03.......................................       6,305,000        6,297,193
     U.S. Treasury Notes, 5.00%, 02/15/11.......................................       2,810,000        2,738,873
     U.S. Treasury Bonds, 6.75%, 08/15/26.......................................       1,295,000        1,434,617
     U.S. Treasury Bonds, 6.125%, 05/15/30......................................       3,485,000        3,676,131
                                                                                                     ------------
        TOTAL U.S. Treasury Obligations (Cost $15,511,399).......................................      14,146,814
                                                                                                     ------------

                                                                                         SHARES
                                                                                        --------
SHORT-TERM INVESTMENTS -- 0.08%
     SEI Daily Income Trust Prime Obligation (Cost $118,396)....................         118,396          118,396
                                                                                                     ------------

TOTAL INVESTMENTS (Cost $136,480,849)+-- 99.19%..................................................    $138,769,979
OTHER ASSETS AND LIABILITIES, NET-- 0.81%........................................................       1,131,526
                                                                                                     ------------
NET ASSETS-- 100.00%.............................................................................    $139,901,505
                                                                                                     ============


144A  Security  was  purchased  pursuant to Rule 144A under the  Securities  Act of 1933 and may not be resold subject to that rule except to qualified  institutional  buyers.  As of April 30, 2001, these securities amounted to 5.43% of net assets.

**    While no ratings are shown for U.S.  Government Agency Obligations and U.S. Treasury  Obligations,  they are considered to be of the highest quality, comparable to Moody's AAA rating and S&P's Aaa rating.

+     The  cost for  federal  income  tax  purposes  was  $136,590,658.  At April  30,  2001,  net  unrealized appreciation  was  $2,179,321.  This  consisted  of  aggregate  gross  unrealized  appreciation  for all securities  for which there was an excess of market  value over tax cost of  $2,834,085,  and  aggregate gross  unrealized  depreciation for all securities for which there was an excess of tax cost over market value of $654,764.

                       See notes to financial statements.

[LOGO OMITTED] LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------

TO THE SHAREHOLDER:

The past six-month period was difficult for the stock market as well as the Large Cap Equity Fund. The S&P 500 Index declined over 12% in value, and the Fund lost 15.38%1. All of the damage was sustained in this calendar year's first quarter.

The S&P 500 experienced one of its worst quarters in recent history, falling well over 10% and continuing a decline that began about one year ago. From its peak, the Index lost about 25% of its value. Other indices, notably NASDAQ, fared much worse. All sectors of the market lost value, led by Technology, Healthcare and Finance stocks. Unfortunately, our own representation in each of these sectors lagged even the S&P sector returns.

As a Core manager, we strive to remain fully invested. Holding cash over the long term is very damaging to results. Of course, any cash held during the past several months would have been helpful, but outside of our mandate.

In like manner, we keep the Fund invested by sector to weights approximating those of the S&P 500, and we depend on good stock selection to provide an excess return, long term. It is this latter aspect of our style that was vulnerable in the first quarter, for reasons that we believe are not long lived.

Over the past several months, stock investors made an abrupt shift away from growth and toward value, almost without regard for underlying fundamentals. Recently, some of the best performing stocks in technology were the "box manufacturers" producing personal computers. Investors overlooked their commodity nature and low growth rates in order to snap up these supposedly "safe" tech stocks. Will they be nimble enough to discard them either when a more recessionary environment proves their business models to be vulnerable, or conversely, when economic activity perks up and the stronger companies produce better earnings?

In like manner, the large, lower quality banks handily outperformed the stronger, better reserved financial institutions. What happens to loan quality in a business slowdown? If business and lending improve, can these weaker institutions keep pace with their stronger competitors?

In healthcare, the better performing stocks were, again, those in suspect industries, such as healthcare insurers. These stocks represent another business model that is fraught with risk, but their current price earnings ratios are enticing.

As a Core manager, we do not embrace either a true growth or value style. Being sector neutral goes a long way in ensuring that such bets can't be made. On the other hand, we do seek to own shares of companies that we believe to be industry leaders, especially when they trade at attractive relative valuations. A quick look at the companies in our portfolio would confirm this bias toward quality and long-lived market leadership, as we view those characteristics. These are the very companies that are under attack during this seismic shift toward value.


1 Past performance of the Fund is no guarantee of future results. The return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's returns assume the reinvestment of all distributions. The S&P 500 Index is an unmanaged stock market index without any associated expenses and the returns assume reinvestment of all dividends. You cannot invest directly in an index.

[LOGO OMITTED] LARGE CAP EQUITY FUND

--------------------------------------------------------------------------------

Oddly enough, regardless of economic direction, we believe that the spotlight may leave value and return to the core companies we embrace. Any further economic weakness will ultimately disrupt those companies currently considered safe value, and in the past, prolonged bear markets have punished value investors in the latter stages. Conversely, if Alan Greenspan continues his aggressive pace of interest rate reductions (and we believe he will!), we will resume corporate growth, with core companies leading the way.

Perhaps it is easier to be optimistic, having seen the averages lose so much in value. For us at 1838, it is not whether the economy and stock markets improve, it is a matter of when they rally. Our longstanding disbelief in market timing suggests that staying fully invested and focused on strong companies with good relative value will ultimately earn a reward. In Ronald Reagan's words, "Stay the Course!"



                                   Sincerely



                                   /S/GEORGE W. GEPHART, JR.


                                   George W. Gephart, Jr.
                                   Vice President & Portfolio Manager

May 15, 2001

[LOGO OMITTED]   LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)                                                                 APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------       -----------
COMMON STOCK -- 97.78%
   BASIC INDUSTRIES -- 10.44%
     E. I. Dupont de Nemours & Co. .............................................            6,800     $   307,292
     General Electric Co........................................................           33,400       1,620,902
     Tyco International Ltd.....................................................           12,800         683,136
                                                                                                      -----------
                                                                                                        2,611,330
                                                                                                      -----------
   CONSUMER CYCLICAL-- 14.20%
     America Online Time Warner*................................................           15,900         802,950
     CVS Corp...................................................................            7,900         465,705
     Interpublic Group of Cos. .................................................            9,700         329,315
     McGraw-Hill Cos., Inc. ....................................................            7,600         492,328
     Target Corp. ..............................................................           12,900         496,005
     Viacom Inc. (B Shares)*....................................................           12,900         671,574
     Wal-Mart Stores Inc........................................................            5,700         294,918
                                                                                                      -----------
                                                                                                        3,552,795
                                                                                                      -----------
   CONSUMER STAPLES-- 6.41%
     Estee Lauder Cos. Inc. (A Shares) .........................................           12,900         512,775
     Pepsico....................................................................           13,000         569,530
     Safeway Inc.*..............................................................            9,600         521,280
                                                                                                      -----------
                                                                                                        1,603,585
                                                                                                      -----------
   ENERGY-- 9.97%
     BP Amoco PLC - Sponsored ADR...............................................            9,200         497,536
     Exxon Mobil Corp. .........................................................            8,304         735,734
     Schlumberger Ltd...........................................................            6,300         417,690
     Transocean Sedco Forex Inc. ...............................................           15,509         841,828
                                                                                                      -----------
                                                                                                        2,492,788
                                                                                                      -----------
   FINANCIAL-- 15.97%
     American International Group...............................................           10,150         830,270
     Bank of New York Co. Inc. .................................................            5,100         256,020
     Citigroup Inc. ............................................................           22,467       1,104,237
     Fifth Third Bancorp........................................................           12,000         645,120
     Goldman Sachs Group Inc....................................................            4,800         437,280
     Wells Fargo Co.............................................................           15,400         723,338
                                                                                                      -----------
                                                                                                        3,996,265
                                                                                                      -----------
   HEALTHCARE-- 13.56%
     Abbott Laboratories........................................................           15,300         709,614
     Baxter International.......................................................            2,700         246,105
     Lilly (Eli) & Co. Inc......................................................            9,200         782,000


                       See notes to financial statements.

[LOGO OMITTED] LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)-- CONTINUED                                                                       APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                          VALUE
                                                                                          SHARES        (NOTE 2)
                                                                                          ------      -----------
   HEALTHCARE--  (CONTINUED)
     Medtronic Inc..............................................................            8,100     $   361,260
     Merck & Co., Inc. .........................................................            7,400         562,178
     Pfizer Inc.................................................................           16,900         731,770
                                                                                                      -----------
                                                                                                        3,392,927
                                                                                                      -----------
   TECHNOLOGY-- 18.94%
     Applied Materials Inc.*....................................................            5,800         316,680
     Cisco Systems Inc.*........................................................           23,000         390,540
     EMC Corp.*.................................................................            6,200         245,520
     Flextronics International Ltd.*............................................           14,200         381,838
     Intel Corp.................................................................           21,300         658,383
     International Business Machines............................................            4,800         552,672
     JDS Uniphase Corp.*........................................................           10,000         213,800
     Microsoft Corp.*...........................................................           12,800         867,200
     Nortel Networks Corp.......................................................           12,900         197,370
     Oracle Systems Corp.*......................................................           24,800         400,768
     Texas Instruments Inc. ....................................................           13,300         514,710
                                                                                                      -----------
                                                                                                        4,739,481
                                                                                                      -----------
   DEREGULATED INDUSTRIES-- 8.29%
     Dominion Resources, Inc....................................................            4,800         328,752
     Mirant Corp................................................................            3,936         160,589
     Qwest Communications Inc. .................................................            6,400         261,760
     SBC Communications Inc.....................................................           16,300         672,375
     Southern Co................................................................            9,900         231,561
     Verizon Communications.....................................................            7,600         418,532
                                                                                                      -----------
                                                                                                        2,073,569
                                                                                                      -----------
        TOTAL COMMON STOCKS (Cost $26,999,444)..................................                       24,462,740
                                                                                                      -----------
SHORT-TERM INVESTMENT -- 1.77%
     SEI Daily Income Trust Prime Obligation (Cost $442,697)....................          442,697         442,697
                                                                                                      -----------

Total Investments (Cost $27,442,141)+ -- 99.55%.................................                      $24,905,437
OTHER ASSETS AND LIABILITIES, NET -- 0.45%......................................                          113,544
                                                                                                      -----------
NET ASSETS -- 100.00%...........................................................                      $25,018,981
                                                                                                      ===========

* Non-income producing securities.

+ The cost for federal income tax purposes was $27,490,767. At April 30, 2001, net unrealized depreciation was
  $2,585,330. This consisted of aggregate gross unrealized appreciation for all securities for which there was an excess of market value over tax cost of $1,018,740,  and aggregate gross unrealized  depreciation for all securities for which there was an excess of tax cost over market value of $3,604,070.

 ADR -- American Depository Receipt

                       See notes to financial statements.


[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                                                    APRIL 30, 2001
------------------------------------------------------------------------------------------------------------------------------------

                                                                       INTERNATIONAL             FIXED INCOME            LARGE CAP
                                                                        EQUITY FUND                    FUND             EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost $89,782,708, $136,480,849
   and $27,442,141, respectively) (Note 2) .......................      $ 92,504,920             $138,769,979          $ 24,905,437
Receivables:
   Dividends, interest and tax reclaims...........................           249,934                1,356,111                16,763
   Investment securities sold.....................................           735,376                5,150,603               116,084
   Fund shares purchased..........................................         2,001,300                       --                    --
Other assets......................................................             7,714                   10,828                 1,272
                                                                        ------------------------------------------------------------
      Total assets ...............................................        95,499,244              145,287,521            25,039,556
                                                                        ------------------------------------------------------------

LIABILITIES:
Management fees due to advisor (Note 4)...........................            54,761                   45,708                 4,787
Due to affiliates (Note 4)........................................            11,758                   13,930                 6,110
Payable for investment securities purchased.......................         1,005,410                4,901,072                    --
Payable for Fund shares redeemed..................................                --                  385,000                    --
Other accrued expenses............................................            65,053                   40,306                 9,678
                                                                        ------------------------------------------------------------
      Total liabilities ..........................................         1,136,982                5,386,016                20,575
                                                                        ------------------------------------------------------------


NET ASSETS........................................................      $ 94,362,262             $139,901,505          $ 25,018,981
                                                                        ============================================================
NET ASSETS CONSIST OF:
Shares of beneficial interest.....................................      $      7,857             $     13,932          $      2,669
Additional capital paid-in........................................        90,033,902              138,135,462            28,717,437
Accumulated net investment income (loss)..........................          (235,882)                      --                29,960
Distributions in excess of net investment income..................                --                  (74,741)                   --
Accumulated net realized gain (loss) on investments...............         1,839,904                 (462,278)           (1,194,381)
Net unrealized appreciation (depreciation) on:
   Investments....................................................         2,722,212                2,289,130            (2,536,704)
   Translation of assets and liabilities in foreign currencies....            (5,731)                      --                    --
                                                                        ------------------------------------------------------------

NET ASSETS........................................................      $ 94,362,262             $139,901,505          $ 25,018,981
                                                                        ============================================================
Shares of beneficial interest outstanding.........................         7,856,754               13,932,461             2,669,154
                                                                        ------------------------------------------------------------

NET ASSETS VALUE, offering and redemption price
   per share (Net assets/Outstanding shares of
   beneficial interest)...........................................      $      12.01             $      10.04          $       9.37
                                                                        ============================================================


                       See notes to financial statements.
                                       15


[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------

                                                                        INTERNATIONAL       FIXED INCOME           LARGE CAP
                                                                         EQUITY FUND             FUND             EQUITY FUND
                                                                         ------------------------------------------------------
INVESTMENT INCOME:
   Dividends......................................................       $   427,496                  --         $   100,781
   Interest.......................................................            49,626          $5,103,423              18,004
   Foreign taxes withheld ........................................           (49,074)                 --                (613)
                                                                         ------------------------------------------------------
             Total Investment Income..............................           428,048           5,103,423             118,172
                                                                         ------------------------------------------------------
EXPENSES:
   Invesment advisory fees (Note 4)...............................           353,933             366,057              70,992
   Administration fee (Note 4)....................................            28,315              43,927               7,436
   Accounting fee (Note 4)........................................            36,458              34,350              19,826
   Custodian fees ................................................            24,844              10,297               3,736
   Transfer agency fees (Note 4)..................................             9,803               9,803               9,803
   Trustees' fees (Note 4)........................................             7,898              10,041               1,114
   Audit fees.....................................................             8,869              11,022               4,804
   Legal fees.....................................................            12,075               8,454               3,003
   Registration fees..............................................            10,404              13,151               8,381
   Reports to shareholders........................................             5,020               6,332                 556
   Other..........................................................            10,406               9,385               2,295
                                                                         ------------------------------------------------------
        Total expenses............................................           508,025             522,819             131,946
        Advisory fee waived (Note 4)..............................               --              (83,573)            (50,025)
                                                                         ------------------------------------------------------
           Total expenses, net....................................           508,025             439,246              81,921
                                                                         ------------------------------------------------------
              Net investment income...............................           (79,977)          4,664,177              36,251
                                                                         ------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
      Net realized gain (loss) from:
         Investment transactions..................................         1,839,884           2,817,226            (805,946)
         Foreign currency transactions............................          (155,905)                 --                  --
                                                                         ------------------------------------------------------
           Total net realized gain (loss).........................         1,683,979           2,817,226            (805,946)
                                                                         ------------------------------------------------------
      Change in unrealized appreciation (depreciation) of:
         Investments..............................................        (9,364,251)          1,816,571          (3,010,444)
         Translation of assets and liabilities in foreign
             currencies                                                        1,151                  --                  --
                                                                         ------------------------------------------------------
           Total change in unrealized appreciation (depreciation).        (9,363,100)          1,816,571          (3,010,444)
                                                                         ------------------------------------------------------
              Net gain (loss) on investments and foreign currency.        (7,679,121)          4,633,797          (3,816,390)
                                                                         ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(7,759,098)         $9,297,974         $(3,780,139)
                                                                         ======================================================


                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                                     INTERNATIONAL            FIXED INCOME              LARGE CAP
                                                                      EQUITY FUND                  FUND                EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2001 (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) .................................    $    (79,977)            $  4,664,177            $    36,251
   Net realized gain (loss) from investment and
     foreign currency transactions...............................       1,683,979                2,817,226               (805,946)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency............................      (9,363,100)               1,816,571             (3,010,444)
                                                                     ---------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations..      (7,759,098)               9,297,974             (3,780,139)
                                                                     ---------------------------------------------------------------

Distributions to shareholders:
   Net investment income.........................................              --               (4,674,302)               (30,318)
   In excess of net investment income............................              --                  (74,741)                    --
   Net realized gains............................................     (10,647,736)                      --                     --
                                                                     ---------------------------------------------------------------
      Total distributions........................................     (10,647,736)              (4,749,043)               (30,318)
                                                                     ---------------------------------------------------------------
Increase (decrease) in net assets from Fund share transactions
   (Note 5) .....................................................      11,083,501              (16,966,273)             8,998,690
                                                                     ---------------------------------------------------------------
Increase in net assets...........................................      (7,323,333)             (12,417,342)             5,188,233
NET ASSETS:
     Beginning of period.........................................     101,685,595              152,318,847             19,830,748
                                                                     ---------------------------------------------------------------
     End of period (including undistributed net investment income
         of $0, $0 and $29,960, respectively)....................    $ 94,362,262             $139,901,505            $25,018,981
                                                                     ===============================================================
FOR THE YEAR ENDED OCTOBER 31, 2000
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ........................................    $     40,539             $  8,407,520            $    27,365
   Net realized gain (loss) from investment and
     foreign currency transactions...............................      10,602,958               (1,615,101)              (388,435)
   Change in unrealized appreciation (depreciation) of
     investments and foreign currency............................      (7,124,789)               1,963,643                229,889
                                                                     ---------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations..       3,518,708                8,756,062               (131,181)
                                                                     ---------------------------------------------------------------
Distributions to shareholders:
   Net investment income.........................................          (7,576)              (8,617,599)                (6,623)
   Net realized gains............................................      (4,661,343)                      --                (15,233)
                                                                     ---------------------------------------------------------------
      Total distributions........................................      (4,668,919)              (8,617,599)               (21,856)
                                                                     ---------------------------------------------------------------
Increase in net assets from Fund share transactions (Note 5).....      16,288,780               57,959,658             15,060,490
                                                                     ---------------------------------------------------------------
Increase in net assets...........................................      15,138,569               58,098,121             14,907,453
NET ASSETS:
     Beginning of year...........................................      86,547,026               94,220,726              4,923,295
                                                                     ---------------------------------------------------------------
     End of year (including undistributed net investment income of
       $0, $10,125 and $24,027, respectively)....................    $101,685,595             $152,318,847            $19,830,748
                                                                     ===============================================================


                       See notes to financial statements.

[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

The following  table includes  selected data for a share  outstanding  throughout each fiscal year and other  performance information  derived from the financial statements.  It should be read in conjuction  with the financial  statements and notes thereto.

INTERNATIONAL EQUITY FUND
                                                  FOR THE
                                                 SIX-MONTH
                                                PERIOD ENDED                  FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                               APRIL 30, 2001    -------------------------------------------------------------------
                                                 (UNAUDITED)          2000           1999         1998          1997          1996
                                               -------------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD.......         $14.59          $14.57         $12.08        $11.99       $10.44         $9.61
                                               -------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income  ..................          (0.02)           0.01           0.03          0.01         0.02          0.07
   Net realized and unrealized gain (loss)
     on investments and foreign currency
     transactions...........................          (1.02)           0.78           3.34          0.75         1.57          0.80
                                               -------------------------------------------------------------------------------------
     Total from investment operations.......          (1.04)           0.79           3.37          0.76         1.59          0.87
                                               -------------------------------------------------------------------------------------
Distributions:
   From net investment income...............             --              --             --            --        (0.04)        (0.04)
   From net realized gain on investments....          (1.54)          (0.77)         (0.88)        (0.67)          --            --
                                               -------------------------------------------------------------------------------------
     Total distributions....................          (1.54)          (0.77)         (0.88)        (0.67)        (0.04)       (0.04)
                                               -------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD.............         $12.01          $14.59         $14.57        $12.08       $11.99        $10.44
                                               =====================================================================================
TOTAL RETURN................................          (7.63)%*        5.06%         29.10%         6.90%       15.23%         9.11%
RATIOS (TO AVERAGE NET
   ASSETS)/SUPPLEMENTAL DATA:
       Expenses (net of fee waivers)........          1.08%**         1.10%          1.09%         1.13%        1.25%         1.25%
       Expenses (excluding fee waivers).....            N/A             N/A            N/A           N/A        1.44%         1.80%
       Net investment income (loss) ........          (0.17)%**       0.04%          0.23%         0.10%        0.28%         0.70%
Portfolio turnover rate.....................         18.61%          51.99%         48.71%       166.77%       92.33%        59.11%
Net assets, end of period (in 000's)........        $94,362        $101,686        $86,547       $57,875      $51,046       $41,209


*  Total return not annualized.
** Annualized.
                       See notes to financial statements.


[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS -- CONTINUED

------------------------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share  outstanding  throughout each fiscal year or period and other  performance information  derived from the financial  statements.  It  should  be read in  conjuction  with  the  financial statements and notes thereto.

FIXED INCOME FUND
                                                       FOR THE
                                                      SIX-MONTH
                                                     PERIOD ENDED               FOR THE FISCAL YEAR OR PERIOD ENDED OCTOBER 31,
                                                    APRIL 30, 2001     -------------------------------------------------------------
                                                      (UNAUDITED)         2000              1999          1998            1997+
                                                   ---------------------------------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD.......            $9.75             $9.81            $10.24        $10.27          $10.00
                                                   ---------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income....................             0.32              0.63              0.53          0.54            0.06
   Net realized and unrealized gain (loss) on
   investments ............................              0.29             (0.04)            (0.45)         0.08            0.21
                                                   ---------------------------------------------------------------------------------
      Total from investment operations......             0.61              0.59              0.08          0.62            0.27
                                                   ---------------------------------------------------------------------------------
DISTRIBUTIONS:
   From net investment income...............            (0.32)            (0.65)            (0.51)        (0.59)             --
   Return of capital........................               --                --                --         (0.04)             --
   From net realized gain on investments...                --                --                --         (0.02)             --
                                                   ---------------------------------------------------------------------------------
      Total distributions...................            (0.32)            (0.65)            (0.51)        (0.65)             --
                                                   ---------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD.............           $10.04             $9.75             $9.81        $10.24          $10.27
                                                   =================================================================================
TOTAL RETURN................................            6.35%*            6.33%             0.79%         6.26%           2.70%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)1...........            0.60%**           0.60%             0.61%         0.75%           0.75%**
   Expenses (excluding fee waivers).........            0.71%**           0.75%             0.73%         0.88%           2.12%**
   Net investment income ...................            6.37%**           6.57%             5.35%         5.60%           5.83%**
Portfolio turnover rate.....................          109.79%           361.63%           834.18%        92.65%          39.12%**
Net assets, end of period (in 000's)........         $139,902          $152,319           $94,221       $71,723         $32,537

+  The Fixed Income Fund commenced operations on September 2, 1997.
*  Total return not annualized.
** Annualized.
1  Effective March 1, 1999, 1838 Investment Advisors voluntarily agreed to waive its fees and/or  reimburse  the Fund so the total operating  expenses do not exceed 0.60% of average daily net assets.

                       See notes to financial statements.


[LOGO OMITTED] INVESTMENT ADVISORS FUNDS

FINANCIAL HIGHLIGHTS -- CONTINUED

----------------------------------------------------------------------------------------------------------------------

The following table includes  selected data for a share  outstanding  throughout each fiscal year or period and other  performance  information  derived from the financial  statements.  It  should  be read in  conjuction with  the  financial statements and notes thereto.

LARGE CAP EQUITY FUND
                                                              FOR THE
                                                             SIX-MONTH                    FOR THE FISCAL YEAR
                                                            PERIOD ENDED              OR PERIOD ENDED OCTOBER 31,
                                                           APRIL 30, 2001           --------------------------------
                                                             (UNAUDITED)                2000                1999+
                                                          ----------------------------------------------------------
NET ASSET VALUE - BEGINNING OF PERIOD...............          $11.09                  $10.61              $10.00
                                                          ----------------------------------------------------------
INVESTMENT OPERATIONS:
   Net investment income ...........................            0.01                    0.02                0.01
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions..           (1.71)                   0.49                0.60
                                                          ----------------------------------------------------------
   Total from investment operations.................           (1.70)                   0.51                0.61
                                                          ----------------------------------------------------------
Distributions:
   From net investment income.......................           (0.02)                  (0.01)                 --
   From net realized gain on investments............              --                   (0.02)                 --
                                                          ----------------------------------------------------------
   Total distributions..............................           (0.02)                  (0.03)                 --
                                                          ----------------------------------------------------------
NET ASSET VALUE - END OF PERIOD.....................           $9.37                  $11.09              $10.61
                                                          ==========================================================
TOTAL RETURN........................................          (15.38)%*                4.83%               6.10%*
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...................           0.75%**                 0.75%               0.75%**
   Expenses (excluding fee waivers) ................           1.21%**                 1.73%               4.98%**
   Net investment income ...........................           0.33%**                 0.23%               1.55%**
Portfolio turnover rate.............................          22.28%                  54.21%               5.58%
Net assets, end of period (in 000's)................         $25,019                 $19,831              $4,923


+  The Large Cap Equity Fund commenced operations on September 29, 1999.
*  Total return not annualized.
** Annualized.

                       See notes to financial statements.

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------

NOTE 1 -- DESCRIPTION OF THE FUNDS

The 1838 Investment Advisors Funds (the "Trust") was organized as a Delaware series business trust on December 9, 1994, and is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust consists of three Funds: the 1838 International Equity Fund, the 1838 Fixed Income Fund and the 1838 Large Cap Equity Fund (each a "Fund" and collectively, the "Funds"). The investment objectives of each Fund are set forth below.

The  1838  International  Equity  Fund  (the  "International   Fund")  commenced
operations on August 3, 1995. The Fund's investment objective is capital appreciation, with a secondary objective of income. The Fund seeks to achieve its objective by investing at least 65% of its total assets in a diversified portfolio of equity securities of issuers located in countries other than the United States.

The 1838 Fixed Income Fund (the "Fixed Income Fund") commenced operations on September 2, 1997. The Fund's investment objective is maximum current income, with a secondary objective of growth. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 65% of its assets in a diversified portfolio of fixed income securities.

The 1838 Large Cap Equity Fund (the "Large Cap Fund") commenced operations on September 29, 1999. The Fund's investment objective is long-term total return. The Fund seeks to achieve its objective by investing at least 90% of its total assets in the common stock of U.S. companies with market capitalizations greater than $5 billion.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION. Each Fund's securities, except investments with remaining maturities of 60 days or less, are valued at the last quoted sales price on the security's principal exchange on that day. If there are no sales of the relevant security on such day, the security will be valued at the mean between the closing bid and asked price on that day, if any. Debt securities having a maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Trustees. As of April 30, 2001, there were no securities valued by, or under procedures established by, the Board of Trustees.

FEDERAL INCOME TAXES. Each Fund is treated as a separate entity and intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Distributions of net investment income and net realized gains are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. The difference is primarily due to the differing treatments for foreign currency transactions for the International Fund. The Fixed Income Fund distributes net investment income monthly. All other distributions by each Fund will be made annually in December. Additional distributions may be made by each Fund to the extent necessary.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the International Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and

         (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

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NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

The International Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the International Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. In connection with portfolio purchases and sales of securities denominated in a foreign currency, the International Fund may enter into forward foreign currency exchange contracts ("FFCEC"). Additionally, the International Fund may enter into these contracts to hedge certain foreign currency assets. Foreign currency exchange contracts are recorded at fair value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Realized gains or losses arising from such transactions are included in net realized gain (loss) from foreign currency transactions. There were no FFCEC outstanding at April 30, 2001.

TRANSFERS IN-KIND. Shareholders may periodically contribute marketable securities to a respective Fund, upon approval of the Fund's management, in exchange for capital shares of the respective Fund. The exchange is conducted on a taxable basis, whereby any unrealized appreciation or depreciation on the marketable securities on the date of transfer is recognized by the shareholder and the Fund's basis in the securities is the market value as of the date of transfer. The number of shares issued to the shareholder is calculated by dividing the market value of the marketable securities, determined using the last quoted sales price on the security's principal exchange on that day, by the current net asset value per share of the respective Fund on the date of transfer.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

OTHER. Investment security transactions are accounted for on a trade date basis. The specific identification method is utilized for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

During the six-month period ended April 30, 2001, purchases and sales of investment securities, other than short-term investments, were as follows:


                                                 INTERNATIONAL   FIXED INCOME       LARGE CAP
                                                     FUND            FUND             FUND
                                                 ------------    ------------     ------------
                     Purchases.................  $20,154,840     $160,458,141     $13,120,752
                     Sales.....................   17,519,828      176,794,125       4,691,086

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES -- (CONTINUED)

Purchases and sales of U.S. Government securities, during the six-month period ended April 30, 2001, were as follows:


                                                 INTERNATIONAL   FIXED INCOME       LARGE CAP
                                                     FUND            FUND             FUND
                                                 ------------    ------------     ------------
                     Purchases.................       --          $76,388,047          --
                     Sales.....................       --           77,729,127          --


NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of each Fund,  employs 1838 Investment  Advisors,  LLC (See
Note 8) (the "Investment Advisor"), a wholly-owned subsidiary of MBIA, Inc., and registered investment adviser under the 1940 Act, to furnish investment advisory services to the Funds pursuant to an Investment Advisory Agreement with the Trust. The Investment Advisor supervises the investment of the assets of the Fund in accordance with each Fund's investment objective, policies and restrictions.

The Trust pays the Investment Advisor a monthly fee at the following annual rates of each Fund's average daily net assets: 0.75% for the International Fund, 0.50% for the Fixed Income Fund and 0.65% for the Large Cap Fund. The Investment Advisor has voluntarily agreed to waive its advisory fee and/or reimburse each Fund monthly to the extent that the total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) will exceed the following annual rates of each Fund's average daily net assets: 1.25% for the International Fund, 0.60% for the Fixed Income Fund and 0.75% for Large Cap Fund. This undertaking may be rescinded at any time in the future.

The following table summarizes the advisory fees incurred by the Funds for the six-month period ended April 30, 2001:


                                                    GROSS       ADVISORY FEE        NET
                                                 ADVISORY FEE  WAIVER ADVISORY      FEE
                                                 ------------  ---------------   -----------
               International Fund..............   $353,933        $  -0-          $353,933
               Fixed Income Fund...............    366,057        83,573           282,484
               Large Cap Fund..................     70,992        50,025            20,967


1838 Investment Advisors, LLC (See Note 8) ("1838") also serves as Administrator to the Trust pursuant to an Administration Agreement with the Trust on behalf of each Fund. As Administrator, 1838 is responsible for services such as financial reporting, compliance monitoring and corporate management. The Trust pays 1838 a monthly asset-based fee at the annual rate of 0.06% of each Fund's average daily net assets, with a minimum annual fee per Fund of $15,000. For the six-month period ended April 30, 2001, 1838's administration fees amounted to $28,315, $43,927 and $7,436, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

MBIA Municipal Investors Services Corporation ("MBIA MISC"), a direct, wholly-owned subsidiary of MBIA, Inc., serves as Accounting Agent to the Trust. As Accounting Agent, MBIA MISC determines each Fund's net asset value per share and provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. The Trust pays MBIA MISC a monthly asset-based fee at the annual rate of $40,000, plus 0.03% of each Fund's average daily net assets in excess of $50 million for the Fixed Income Fund and the Large Cap Fund. The International Fund pays at the annual rate of $60,000, plus 0.03% of average daily net assets in excess of $50 million. For the six-month period ended April 30, 2001, MBIA MISC's accounting fees amounted to $36,458, $34,350 and $19,826, for the International Fund, the Fixed Income Fund and the Large Cap Fund, respectively.

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NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------

NOTE 4 -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

1838 MBIA MISC also serves as the Fund's transfer agent pursuant to a Transfer Agency Agreement with the Trust. For these services, MBIA MISC receives an annual fee per Fund of $20,000, and is reimbursed for out-of-pocket expenses. For the six-month period ended April 30, 2001, MBIA MISC's transfer agent fees amounted to $9,803 for each Fund.

MBIA Capital Management Corporation (the "distributor"), a direct, wholly-owned subsidiary of MBIA, Inc., entered into a Distribution Agreement with the Trust to assist in securing purchasers for shares of each Fund. The distributor also directly or through its affiliates, provides investor support services. The distributor receives no compensation for distributing the Funds' shares, except for reimbursement of its out-of-pocket expenses.

The Trustees of the Trust who are "interested persons" of the Trust, the Investment Advisor or its affiliates and all personnel of the Trust or the Investment Advisor performing services related to research, statistical and investment activities are paid by the Investment Advisor or its affiliates.

NOTE 5 -- FUND SHARE TRANSACTIONS

At April 30, 2001, there were an unlimited number of shares of beneficial interest with a $0.001 par value, authorized. The following table summarizes the activity in shares of each Fund:

INTERNATIONAL FUND

                                                               FOR SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2001        FOR THE FISCAL YEAR
                                                                    (UNAUDITED)          ENDED OCTOBER 31, 2000
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................    470,242     $5,742,745   1,773,654    $28,317,422
      Shares issued to shareholders in reinvestment
         of distributions...................................    787,298      9,927,833     277,928      4,352,350
      Shares redeemed.......................................   (368,166)    (4,587,077) (1,022,731)   (16,380,992)
                                                              ---------    -----------   ---------    -----------
      Net increase..........................................    889,374    $11,083,501   1,028,851    $16,288,780
                                                                           ===========                ===========
      Shares outstanding:
             Beginning of period............................  6,967,380                  5,938,529
                                                              ---------                  ---------
             End of period.................................   7,856,754                  6,967,380
                                                              =========                  =========

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------
NOTE 5 -- FUND SHARE TRANSACTIONS -- (CONTINUED)

FIXED INCOME FUND

                                                             FOR THE SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2001        FOR THE FISCAL YEAR
                                                                    (UNAUDITED)          ENDED OCTOBER 31, 2000
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................    465,135     $4,640,791   2,631,995    $25,357,954
      Shares issued in exchange for securities
         transferred in-kind (Note 2).......................    210,897      2,125,846   3,795,916     36,617,224
      Shares issued to shareholders in reinvestment
         of distributions...................................    422,001      4,208,972     803,370      7,723,048
      Shares redeemed....................................... (2,787,443)   (27,941,882) (1,213,992)   (11,738,568)
                                                              ---------    -----------   ---------    -----------
      Net increase.......................................... (1,689,410)  $(16,966,273)  6,017,289    $57,959,658
                                                                          ============                ===========
      Shares outstanding:
             Beginning of period............................ 15,621,871                  9,604,582
                                                              ---------                  ---------
             End of period.................................  13,932,461                 15,621,871
                                                             ==========                 ==========

LARGE CAP FUND

                                                             FOR THE SIX-MONTH PERIOD
                                                               ENDED APRIL 30, 2001          FOR THE PERIOD
                                                                    (UNAUDITED)          ENDED OCTOBER 31, 2000
                                                             -------------------------  -------------------------
                                                               SHARES         AMOUNT      SHARES        AMOUNT
                                                             -----------   -----------  -----------   ----------
      Shares sold...........................................    966,371    $ 9,846,337   1,427,070    $16,237,833
      Shares issued to shareholders in reinvestment
         of distributions...................................      2,661         27,329       1,965         21,856
      Shares redeemed.......................................    (87,991)      (874,976)   (104,866)    (1,199,199)
                                                              ---------     ----------    --------     ----------
      Net increase..........................................    881,041    $ 8,998,690   1,324,169    $15,060,490
                                                                           ===========                ===========
      Shares outstanding:
             Beginning of period............................  1,788,113                    463,944
                                                              ---------                   --------
             End of period.................................   2,669,154                  1,788,113
                                                              =========                  =========

[LOGO OMITTED]  INTERNATIONAL EQUITY FUND

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)                     APRIL 30, 2001

--------------------------------------------------------------------------------

NOTE 6 -- CONCENTRATION OF RISKS

The International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economical developments and the level of government supervision and regulation of securities markets in the various countries.

NOTE 7 -- CAPITAL LOSS CARRYOVERS

The following table shows the capital loss carryovers available to offset possible future capital gains for the following Funds:



                           FUND                              AMOUNT         EXPIRATION DATE
                           ----                            ----------       --------------
                           Fixed Income Fund............  $    71,283         10/31/2006
                                                            1,540,705         10/31/2007
                                                            1,557,707         10/31/2008

                           Large Cap Fund...............  $   341,572         10/31/2008


NOTE 8 -- NOTICE TO SHAREHOLDERS

At a meeting held on December 14, 2000, the Board of Trustees of the Trust unanimously approved a proposal to select 1838 Investment Advisors, LLC ("1838") as the investment adviser and administrator to the Trust. This proposal was required because the Trust's investment adviser and administrator, 1838 Investment Advisors, Inc., changed its legal form of organization to a limited liability company, and its name to 1838 Investment Advisors, LLC. This change will have no impact on the operations of the Trust. Each Fund will be managed by the same personnel and in the same manner as before the change in 1838's legal entity, and the fundamental responsibility and legal liability 1838 has to the Trust remain the same.

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


                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
--------------------------------------------------------------------------------
                          1838 INVESTMENT ADVISORS, LLC
                          FIVE RADNOR CORPORATE CENTER
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087
                                   DISTRIBUTOR
--------------------------------------------------------------------------------
                       MBIA CAPITAL MANAGEMENT CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                 ACCOUNTING AND
                                 TRANSFER AGENT
--------------------------------------------------------------------------------
                  MBIA MUNICIPAL INVESTORS SERVICE CORPORATION
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
--------------------------------------------------------------------------------
                            FIRST UNION NATIONAL BANK
                               123 S. BROAD STREET
                             PHILADELPHIA, PA 19101

                                  LEGAL COUNSEL
--------------------------------------------------------------------------------
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                                    AUDITORS
--------------------------------------------------------------------------------
                           PRICEWATERHOUSECOOPERS LLP
                         TWO COMMERCE SQUARE, SUITE 1700
                               2001 MARKET STREET
                             PHILADELPHIA, PA 19103


SAR 4/01